UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2023

New Mountain Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NMFC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Holdings Credit Facility Amendment

On April 28, 2023, New Mountain Finance Corporation (the “Company”) entered into the Seventh Amendment to the Loan and Security Agreement (the “Seventh Amendment”), which amended the Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (the “Loan and Security Agreement”), as previously amended by the First Amendment thereto, dated as of March 30, 2018 and effective as of April 1, 2018, the Second Amendment thereto, dated as of November 19, 2018, the Third Amendment thereto, dated as of May 7, 2019, the Fourth Amendment thereto, dated as of September 30, 2020, the Fifth Amendment thereto, dated as of April 20, 2021, and the Sixth Amendment thereto, dated as of December 16, 2021 (the “Holdings Credit Facility”), by and among the Company, as the collateral manager, New Mountain Finance Holdings, L.L.C., as the borrower, Wells Fargo Bank, National Association (“Wells Fargo Bank”), as the administrative agent, the lenders party thereto, and Wells Fargo Bank, as collateral custodian (the “Collateral Custodian”).

The Seventh Amendment replaces the London Interbank Offered Rate (“LIBOR”) as the term benchmark rate with the Secured Overnight Financing Rate (“SOFR”). Pursuant to the Seventh Amendment, the Holdings Credit Facility will now bear interest at a rate of SOFR plus 1.70% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and SOFR plus 2.20% per annum for all other investments.

The description above is qualified in its entirety by reference to the copy of the Seventh Amendment, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023.

SLP IV Credit Facility Amendment

On April 28, 2023, the Company entered into the First Amendment to the Loan and Security Agreement (the “Amendment”), which amended the Loan and Security Agreement (the “SLP IV Credit Facility”) by and among the Company, as the collateral manager, NMFC Senior Loan Program IV LLC, as the borrower, NMFC Senior Loan Program I LLC and NMFC Senior Loan Program II as guarantor subsidiaries, Wells Fargo Bank as the administrative agent, the lenders party thereto, and Wells Fargo Bank, as collateral custodian (the “Collateral Custodian”).

The Amendment, among other things, replaces LIBOR as the term benchmark rate with SOFR. Pursuant to the Amendment, the SLP IV Credit Facility will now bear interest at a rate of SOFR plus 1.70% per annum.

The description above is qualified in its entirety by reference to the copy of the Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Mountain Finance Corporation

By:	/s/ Joseph W. Hartswell
Name:	Joseph W. Hartswell
Title:	Chief Compliance Officer and Corporate Secretary

Date: May 4, 2023